UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2025

MICROBOT MEDICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Derby St., Bld. 27

Hingham, MA 02043

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 875-3605

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MBOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information contained below with respect to the New PIOs and the Wainwright PIOs in Item 3.02 is hereby incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

On September 29, 2025, the holder (the “Holder”) of 600,000 series H preferred investment options (the “Existing POIs”) of Microbot Medical Inc., a Delaware corporation (the “Company”), pursuant to that previously-disclosed inducement agreement with the Company dated September 14, 2025 (the “Letter Agreement”), exercised the Existing PIOs for 600,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at an exercise price of $2.10 per share, and the Holder received 600,000 new series J preferred investment options pursuant to the terms of the Letter Agreement (the “New PIOs”). The remaining 1,324,488 series H preferred investment options subject to the Letter Agreement are expected to be exercised in one or more additional closings on or before October 15, 2025.

The Company issued the New PIOs, and 30,000 preferred investment options (the “Wainwright PIOs”) to H.C. Wainwright & Co., LLC (“Wainwright”) pursuant to the Company’s May 29, 2024 engagement letter with Wainwright, as amended, pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), available under Section 4(a)(2) thereof. Neither the issuance of the New PIOs, Wainwright PIOs nor the share underlying the New PIOs and Wainwright PIOs have been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. The description of the New PIOs and Wainwright PIOs under Item 1.01 of the Company’s Form 8-K filed with the Securities and Exchange Commission on September 16, 2025 is incorporated by reference herein.

The resale of the shares of the Common Stock issuable upon exercise of the Existing PIOs are registered pursuant to the post-effective amendment on Form S-3 to registration statement on Form S-1 (File No. 333-284688) declared effective by the SEC on April 2, 2025.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy securities of the Company.

On September 23, 2025, the Company issued 374,167 shares of Common Stock upon the exercise of a like number of preferred investment options (the “PA Options”) by the holder of such PA Options. The exercise prices per share of the PA Options was between $1.875 and $2.6625, generating gross proceeds to the Company, before deducting placement agent fees and expenses, of approximately $896,000. The shares issued upon exercise of the PA Options were issued pursuant to the exemption provided in Section 4(a)(2) under the Securities Act, as transactions by an issuer not involving any public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Series J Preferred Investment Option(1)
4.2	Form of Wainwright PIO(1)
10.1	Form of Letter Agreement(1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1)	Incorporated by reference to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 16, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROBOT MEDICAL INC.

By:	/s/ Harel Gadot
Name:	Harel Gadot
Title:	Chief Executive Officer, President and Chairman

Date: October 3, 2025